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                                COLUMBIA FUNDS

       Supplement to the Columbia Funds Prospectus dated February 23, 1996

Fund Management - Columbia Special Fund. Effective January 1, 1997, investment decisions for the Special Fund will be made by the Advisor's Investment Team and Alan J. Folkman, the Advisor's Chief Investment Officer. Mr. Folkman joined the Investment Team in 1975 and is a Senior Vice President and Director of the Advisor. Mr. Folkman was the portfolio manager of the Special Fund from its inception in 1985 until June 1994. This information replaces similar information on portfolio managers on page 32 of the Prospectus.

                                                           January 2, 1997